UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2004

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

222 Piedmont Avenue, NE, Atlanta, GA.	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 659-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Oxford Industries, Inc., (the “Company”) hereby amends its Current Report on Form 8-K dated August 13, 2004 to provide the required financial statements of the Company relating to the acquisition by the Company of Ben Sherman Limited as described in such Current Report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
CONSOLIDATED PROFIT AND LOSS ACCOUNT
CONSOLIDATED BALANCE SHEET
STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS
Unaudited Pro Forma Combined Statement of Earnings Year Ended May 28, 2004
Unaudited Pro Forma Combined Statement of Earnings Quarter Ended August 27, 2004
NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF EARNINGS
EX-23 CONSENT OF DELOITTE & TOUCHE LLP

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired. The following financial statements of the Company are submitted at the end of this Amendment to Current Report on Form 8-K/A and are filed herewith and incorporated herein by reference.

Page
Ben Sherman Limited-Report and Financial Statements for the Year Ended June 30, 2004	F-1

(b) Pro forma financial information.

Oxford Industries, Inc.-Unaudited Pro Forma Statements of Earnings for the Year Ended May 28, 2004 and for the Quarter Ended August 27, 2004	F-24

(c) Exhibits.

Exhibit 23. Consent of Deloitte & Touche LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OXFORD INDUSTRIES, INC.

October 13, 2004	By:	/s/ J. Hicks Lanier

J. Hicks Lanier
Chairman and
Chief Executive Officer

Company Registration No: 3998077

BEN SHERMAN LIMITED

REPORT AND FINANCIAL STATEMENTS

June 30, 2004

BEN SHERMAN LIMITED

REPORT AND FINANCIAL STATEMENTS 2004

BEN SHERMAN LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT
For the year ended 30 June 2004

REPORT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Ben Sherman Limited:

We have audited the accompanying consolidated balance sheet of Ben Sherman Limited and subsidiaries as of June 30, 2004, and the related consolidated profit and loss account, statement of total recognised gains and losses, reconciliation of movements in Shareholders’ funds and cash flow statement for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Ben Sherman Limited and subsidiaries as of June 30, 2004, and the results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United Kingdom.

Accounting principles generally accepted in the United Kingdom vary in certain significant respects from accounting principles generally accepted in the United States of America. Information relating to the nature and effect of such differences is presented in Note 23 to the consolidated financial statements.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP Chartered Accountants and Registered Auditors Belfast, Northern Ireland

October 8, 2004

BEN SHERMAN LIMITED

CONSOLIDATED PROFIT AND LOSS ACCOUNT
For the year ended 30 June 2004

		Discontinued	Continuing	2004
	Note	£’000	£’000	£’000
Turnover	1	16,988	69,435	86,423
Cost of sales		(9,471)	(40,782)	(50,253)

Gross Profit		7,517	28,653	36,170
Selling and distribution costs
- Normal selling and distribution costs		(5,258)	(11,475)	(16,733)
- Exceptional distribution costs		(1,300)	—	(1,300)

		(6,558)	(11,475)	(18,033)

Administrative expenses
- Amortisation of goodwill		—	(1,980)	(1,980)
- Other administrative expenses		(659)	(9,527)	(10,186)

		(659)	(11,507)	(12,166)

Other operating income		93	2,508	2,601

Operating Profit	2	393	8,179	8,572
Profit on disposal of fixed assets		—	11	11
Interest receivable and similar income		—	63	63
Interest payable and similar charges:
Interest payable		—	(2,280)	(2,280)
Amortisation of costs of loan finance		—	(238)	(238)

	3	—	(2,518)	(2,518)

Profit on Ordinary Activities before Taxation		393	5,735	6,128
Tax on profit on ordinary activities	6	—	(2,330)	(2,330)

Profit on Ordinary Activities after Taxation		393	3,405	3,798
Equity dividends declared	7	—	(1,381)	(1,381)

Retained profit for the year	17	393	2,024	2,417

Discontinued activities relate to the USA branch of the Ben Sherman Group Limited, which was sold post year end to a direct subsidiary of Oxford Industries, Inc.

The notes to the accounts are an integral part of these consolidated financial statements.

BEN SHERMAN LIMITED

CONSOLIDATED BALANCE SHEET
June 30, 2004

		2004
	Note	£’000
FIXED ASSETS
Intangible assets	8	32,013
Tangible assets	9	2,115

		34,128

CURRENT ASSETS
Stock	10	13,524
Debtors	11	16,929
Cash at bank and at hand		3,060

		33,513
CREDITORS – amounts falling due within one year	12	(28,901)

NET CURRENT ASSETS		4,612

TOTAL ASSETS LESS CURRENT LIABILITIES		38,740
CREDITORS - amounts falling due after more than one year	13	(34,115)

NET ASSETS		4,625

CAPITAL AND RESERVES
Called up share capital	14	68
Share premium account	17	3,265
Profit and loss account	17	1,664
Currency reserve	17	(372)

EQUITY SHAREHOLDERS’ FUNDS	15	4,625

The notes to the accounts are an integral part of these consolidated financial statements.

BEN SHERMAN LIMITED

STATEMENT OF TOTAL RECOGNISED GAINS AND LOSSES
For the year ended June 30, 2004

2004
£’000
Profit attributable to the group	3,798
Foreign currency differences arising on translation of foreign currency net investments	(372)

Total recognised gains and losses for the year	3,426

The notes to the accounts are an integral part of these consolidated financial statements.

BEN SHERMAN LIMITED

CASH FLOW STATEMENT
For the year ended June 30, 2004

		2004
	Note	£’000
Net cash inflow from operating activities	19	9,918

Returns on investments and servicing of finance:
Interest paid		(1,147)

Taxation:
UK Corporation tax paid		(2,224)
Foreign tax paid		(397)

		(2,621)

Capital expenditure:
Payments to acquire tangible fixed assets		(389)
Receipts from sales of fixed assets		31

		(358)

Acquisitions and disposals:
Currency translation adjustment on foreign currency net investments		74

Net cash inflow before financing		5,866

Financing:
Issue of share capital		117
Share redemption		(167)
New loans		167
Repayment of loans		(5,034)

Net cash outflow from financing		(4,917)

Increase in cash in the year	20	949

The notes to the accounts are an integral part of these consolidated financial statements.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

1.	ACCOUNTING POLICIES

The financial statements are prepared under the historical cost convention and in accordance with applicable United Kingdom Accounting Standards (“UK GAAP”). The particular accounting policies adopted by the directors are described below.

Basis of consolidation

The Group accounts consolidate the accounts of the Company and its subsidiaries made up to the date of the Group’s financial year-end. On the acquisition of a business results are included in trading results from the date control passes.

Turnover

Turnover comprises the invoiced value of goods and services supplied by the Group net of value added tax and trade discounts.

Leased assets

Assets held under finance leases and hire purchase contracts are capitalised at their fair value on the inception of the leases and depreciated over the shorter of the period of the lease and the estimated useful economic lives of the assets. The finance charges are allocated over the year of the lease in proportion to the capital amount outstanding and are charged to the profit and loss account.

Operating lease rentals are charged to profit and loss in equal annual amounts over the lease term.

Depreciation

Fixed assets are stated at cost to the company less provision for any impairment. The cost is depreciated at fixed rates on a straight-line basis over the expected useful lives of the assets as follows:

Buildings	50 years
Plant and machinery	10 years
Fixtures and fittings	3 to 5 years
Motor vehicles	4 years

Stocks

Stocks are valued at the lower of cost and net realisable value after making due allowance for any obsolete or slow moving items.

Taxation

Current tax, including UK corporation tax and foreign tax, is provided at amounts expected to be paid (or recovered) using the tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events that result in an obligation to pay more tax in the future or a right to pay less tax in the future have occurred at the balance sheet date. Timing differences are differences between the group’s taxable profits and its results as stated in the financial statements that arise from the inclusion of gains and losses in tax assessments in periods different from those in which they are recognised in the financial statements.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

A net deferred tax asset is regarded as recoverable and therefore recognised only to the extent that, on the basis of all available evidence, it can be regarded as more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

1.	ACCOUNTING POLICIES (cont’d)

Taxation (cont’d)

Deferred tax is not recognised when fixed assets are revalued unless by the balance sheet date there is a binding agreement to sell the revalued assets and the gain or loss expected to arise on sale has been recognised in the financial statements. Neither is deferred tax recognised when fixed assets are sold and it is more likely than not that the taxable gain will be rolled over, being charged to tax only if and when the replacement assets are sold.

Deferred tax is recognised in respect of the retained earnings of overseas subsidiaries and associates only to the extent that, at the balance sheet date, dividends have been accrued as receivable or a binding agreement to distribute past earnings in future has been entered into by the subsidiary or associate.

Deferred tax is measured at the average tax rates that are expected to apply in the periods in which the timing differences are expected to reverse, based on tax rates and laws that have been enacted or substantively enacted by the balance sheet date. Deferred tax is measured on a non-discounted basis.

Pension scheme

The group operates defined contribution schemes in respect of certain employees. Contributions are determined at the commencement of each financial year and are charged in full against the profit and loss account for the year.

Goodwill

On the acquisition of a business, fair values are attributed to the Group’s share of net tangible assets. Where the cost of acquisition exceeds the values attributable to such net assets the difference is treated as purchased goodwill and is amortised on a systematic basis over the estimated useful economic life of the business, depending on specific circumstances.

Investments

Investments held as fixed assets are stated at cost, except where provision is required for impairment.

Foreign currencies

Foreign currency transactions in the year have been translated at the rates of exchange then ruling. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are retranslated at the rates ruling at that date. The translation differences arising are dealt with in the profit and loss account. Foreign currency differences arising from the retranslation of the opening net investment in foreign subsidiaries and branches are transferred directly to reserves. The profit and loss accounts of foreign subsidiaries and branches are translated using average rates; foreign currency differences arising from retranslation of the profit and loss accounts at closing rates are transferred directly to reserves.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

2. OPERATING PROFIT

2004
£’000
Operating profit is stated after charging:
Auditors’ remuneration:
Audit services	40
Non audit services	43
Depreciation - owned assets	785
Property rentals	853
Exceptional item - termination of licensing agreement	1,300

3. INTEREST PAYABLE AND SIMILAR CHARGES

2004
£’000
Bank loan and overdraft interest (on borrowings repayable within five years)	2,280
Amortisation of costs of loan finance	238

2,518

4. EMPLOYEE INFORMATION

2004
£’000
Staff costs:
Wages and salaries	9,138
Social security costs	864
Pension costs	169

10,171

No of Employees
2004
The average number employed by the company (including directors) during the year:	254

5. DIRECTORS’ EMOLUMENTS

2004
£’000
Fees	45
Aggregate emoluments	501
Pension scheme contributions	40

        Retirement benefits are accruing to two of the directors under the company’s defined contribution scheme.

2004
£’000
Highest paid director:
Aggregate emoluments	231
Pension scheme contributions	27

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

6.	TAX ON PROFIT ON ORDINARY ACTIVITIES

(i)	Analysis of tax charge on ordinary activities:

2004
£’000
Current tax:
United Kingdom corporation tax at 30% for the year	2,697
Foreign tax paid/payable	196
Double tax relief	(150)
Adjustment in respect of prior years:
UK corporation tax	(307)
Foreign tax paid	246
Double tax relief	(246)

2,436
Deferred tax:
Timing differences, origination and reversal	(106)

Tax charge for the year	2,330

(ii)	Factors affecting the tax charge for the period

The tax assessed for the period is more than the standard rate of corporation tax in the UK (30%). The differences are explained below:

2004
£’000
Profit on ordinary activities before tax	6,128

Tax at 30% thereon	1,838
Effects of:
Goodwill – amortisation	594
Overseas losses (brought)/carried forward	—
Non-qualifying depreciation	14
Other	297
Adjustment in respect of prior years	(307)

2,436

(iii)	Movement on deferred taxation balance in the year:

2004
£’000
As at 1 July	86
Credit to the profit and loss account	106

As at 30 June – note 11	192

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

6.	TAX ON PROFIT ON ORDINARY ACTIVITIES (cont’d)

(iv)	Analysis of deferred taxation balance:

2004
£’000
Accelerated capital allowances	122
Short term timing differences	70

Total asset	192

7.	EQUITY DIVIDENDS

2004
£’000
“A” Ordinary Shares – Fixed Dividend	194
“B” Ordinary Shares – Fixed Dividend	52
“A” Ordinary Shares – Participating Dividend	913
“B” Ordinary Shares – Participating Dividend	222

1,381

8.	INTANGIBLE ASSETS

       Goodwill

2004
£’000
Opening balance	33,993
Amortised during the year	(1,980)

At end of year	32,013

Goodwill arising on the acquisition of subsidiary undertakings is being amortised over 20 years which reflects the economic life of the acquired goodwill.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

9.	TANGIBLE ASSETS

	Leasehold land and		Fixtures and
	buildings	Plant and machinery	fittings	Motor vehicles	Total
	£’000	£’000	£’000	£’000	£’000
Cost
At 1 July 2003	1,285	318	3,500	106	5,209
Additions	—	—	389	—	389
Disposals	(83)	(18)	(1,611)	(55)	(1,767)
Transfers	—	(272)	272	—	—
Currency translation adjustment	(9)	—	(64)	—	(73)

At 30 June 2004	1,193	28	2,486	51	3,758

Depreciation
At 1 July 2003	247	310	1,992	90	2,639
Charge for year	67	2	709	7	785
Disposals	(82)	(15)	(1,604)	(46)	(1,747)
Transfers	—	(269)	269	—	—
Currency translation adjustment	(4)	—	(30)	—	(34)

At 30 June 2004	228	28	1,336	51	1,643

Net Book Value
At 30 June 2004	965	—	1,150	—	2,115

At 1 July 2003	1,038	8	1,508	16	2,570

The net book value of leasehold land and buildings comprises:

2004
£’000
Short term leases	—
Long term leases	965

965

10.	STOCK

2004
£’000
Finished goods	13,524

There is no material difference between the replacement cost of stocks and their balance sheet values.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

11.	DEBTORS

Amounts falling due within one year:

2004
£’000
Trade debtors	15,302
Amounts owed by group undertakings	—
Other debtors	658
Prepayments	777
Deferred tax asset – note 6	192

16,929

12.	CREDITORS - AMOUNTS FALLING DUE WITHIN ONE YEAR

2004
£’000
Bank loans and overdrafts (note 13)	7,966
Other loans (note 13)	3,689
Trade creditors	1,303
Other creditors	301
Corporation tax	1,474
Other taxes and social security	1,370
Accruals and deferred income	9,641
Dividend payable	3,157

28,901

13.	CREDITORS – AMOUNTS FALLING DUE AFTER ONE YEAR

2004
£’000
Bank loans	2,733
Other loans	31,382

34,115
Less: unamortised cost of loan finance	—

34,115

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

13.	CREDITORS - amounts falling due after more than one year (cont’d)

2004
£’000
Analysis of loan repayment and overdrafts
Bank overdraft	2,966
Bank loans:
- within one year	5,000
- between one and two years	2,733
- between two and five years	—
Other loans:
- within one year	3,689
- between one and two years	5,689
- between two and five years	25,693
- after more than five years	—

45,770

The Group’s bank borrowings and other loans are secured by fixed and floating charges over the assets of the Group.

Term loans by Bank of Scotland are secured using debentures by Ben Sherman Limited, dated 22 August 2000 and registered 30 August 2000 and debentures by Ben Sherman Group Limited (formerly Sherman Cooper Limited) and Sherman Cooper Marketing Limited dated 22 August 2000 and registered 4 September 2000 incorporating a fixed charge over 18-20 Portadown Road, Lurgan, Craigavon.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

14.	SHARE CAPITAL

2004
£
Authorised:
66,667 (2002: 66,667) £1 Ordinary Shares	66,667
“A” Ordinary Shares 228,033 at 1p	2,280
“B” Ordinary Shares 55,300 at 1p	553

69,500

Called up, allotted and fully paid:
66,667 (2003: 54,999) £1 Ordinary Shares	66,667
“A” Ordinary Shares 76,586 (2003: 90,000) at 1p	766
“B” Ordinary Shares 52,047(2003: 55,300) at 1p	520

67,953

Holders of “A” Ordinary Shares are entitled to a fixed dividend of £2.533 per share and, for each financial year of the company up to 30 June 2003, 12.072% of net profit and, for each financial year of the company following 30 June 2003, 16.096% of net profit.

Holders of “B” Ordinary Shares are entitled to a fixed dividend of £1 per share and, for each financial year of the company up to 30 June 2003, 2.928% of net profit and, for each financial year of the company following 30 June 2003, 3.904% of net profit.

On a winding up, holders of “A” Ordinary Shares and “B” Ordinary Shares have equal first priority over the £1 Ordinary Share capital and are entitled to the balance of any assets.

During the year 11,668 £1 Ordinary shares were issued for £10 per share. 13,414 “A” Ordinary shares and 3,253 “B” Ordinary shares were cancelled during the year.

15.	RECONCILIATION OF MOVEMENTS IN CONSOLIDATED SHAREHOLDERS’ FUNDS

2004
£’000
Profit for the financial period	3,798
Dividends	(1,381)
Currency adjustments for the financial year	(372)

2,045
Opening shareholders’ funds	2,630
Shares issued in the period:
Nominal value	12
Share premium	105
Shares cancelled in the period:
Nominal value	—
Share premium	(167)

Closing shareholders’ funds	4,625

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

16.	COMMITMENTS AND CONTINGENCIES

(i)	At June 30, 2004 the group was committed to making the following payments during the next year in respect of operating leases:

	2004	2004
	Property	Other
	£’000	£’000
Operating Leases which expire:
In less than one year	266	6
Between one and two years	34	32
Between two and five years	27	41
After five years	555	4

(ii)	The group has entered into cross guarantees in favour of the Bank of Scotland to secure the respective liabilities of all group companies and is committed to letters of credit for £734k.

17.	RESERVES

		Group
		profit and loss	Share
	Currency reserve	account	premium
	£’000	£’000	£’000
At 30 June 2003	—	(753)	3,327
Shares issued	—	—	105
Shares cancelled	—	—	(167)
Profit for the year	—	2,417	—
Currency translation adjustments for the year	(372)	—	—

Balance at the end of year	(372)	1,664	3,265

18.	PENSION SCHEME

The group operates a defined contribution scheme, by providing contributions to the personal pension plans of certain individuals. The assets of the Scheme are held separately from those of the group and are invested with insurance companies. The charge for the year was £169k (2003: £116k) representing the contributions paid during the year.

19.	RECONCILIATION OF OPERATING PROFIT TO NET CASH INFLOW FROM OPERATING ACTIVITIES

2004
£’000
Operating profit	8,572
Goodwill amortisation	1,980
Depreciation	785
Decrease in debtors	234
(Decrease in creditors	(212)
Increase in stock	(1,048)
Currency translation adjustment	(393)

Net cash inflow from operating activities	9,918

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

20.	RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

2004
£’000
Increase in cash in the year	949
Cash inflow from decrease in debt and lease financing	4,867

Changes in net debt resulting from cashflows	5,816
Currency translation adjustment	(14)

5,802
Net debt at start of year	(48,274)
Amortisation of cost of loan finance	(238)

Net debt at end of year	(42,710)

21.	ANALYSIS OF NET DEBT

	At			At
	June 30, 2003	Cash flow	Other	June 30, 2004
	£’000	£’000	£’000	£’000
Cash at bank	1,449	1,611	—	3,060
Overdrafts	(2,290)	(676)	—	(2,966)

	(841)	935	—	94
Debt due after more than one year	(42,399)	(167)	8,451	(34,115)
Debt due within one year	(5,034)	5,034	(8,689)	(8,689)

	(48,274)	5,802	(238)	(42,710)

22.	POST BALANCE SHEET EVENT

Since the year-end, the entire issued share capital of the Company has been acquired by Oxford Industries, Inc. The Group’s USA business, a branch of Ben Sherman Group Limited, has been sold to a direct subsidiary of Oxford Industries, Inc.

As a result of the former event the Company’s bank borrowings, as shown in notes 12 and 13 above, became repayable on demand from the date of change of ownership.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

23.	RECONCILIATION TO US GAAP

The Consolidated Financial Statements have been prepared in accordance with UK GAAP. UK GAAP varies in certain significant respects from accounting principles generally accepted in the United States of America (“US GAAP”).

The following is a summary of the adjustments to net income and stockholders’ equity that would be required if US GAAP had been fully applied, rather than UK GAAP.

RECONCILIATION OF NET INCOME TO US GAAP	Notes		2004
			£’000
Net income as reported in the consolidated profit and loss account in accordance with UK GAAP			3,798
Reversal of goodwill amortisation	(a	)	1,980
Foreign exchange movement on stock (reversal of hedge accounting)	(b	)	193
Fair value movements in respect of forward exchange contracts	(b	)	(452)
Vacation pay accrual	(c	)	(13)
Income tax	(d	)	82
Stock compensation	(e	)	(540)

Net income according to US GAAP			5,048

RECONCILIATION OF STOCKHOLDERS’ EQUITY TO US GAAP	Notes		2004
			£’000
Stockholders’ equity as reported in the consolidated balance sheet in accordance with UK GAAP			4,625
Reclassification of intangible assets / goodwill (decreasing shareholders equity - the excess of purchase price over predecessor basis (book value) of net assets acquired)	(a	)	(32,013)
Foreign exchange movement on stock (reversal of hedge accounting)	(b	)	(191)
Fair value movements in respect of forward exchange contracts	(b	)	(749)
Vacation pay accrual (increasing current liabilities)	(c	)	(128)
Income tax	(d	)	320

Stockholders’ deficit according to US GAAP			(28,136)

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

23.	RECONCILIATION TO US GAAP (cont’d)

(a)	Goodwill – capitalization and amortization

Under UK GAAP, goodwill is capitalised as an asset in business combinations that meet the requirements of Financial Reporting Standard (“FRS”) 7, Fair Values in Acquisition Accounting. If goodwill is regarded as having a limited useful life, it is amortised over that useful live which is generally presumed not to exceed 20 years.

On 22 August 2000 Ben Sherman Limited (“NEWCO”) acquired 100% of the share capital of Sherman Cooper (“OLDCO”) and all of its subsidiaries (except for Sherman Cooper Marketing, where 90% of the share capital was purchased, the remaining 10% being acquired on 31 December 2000) for an amount of £53,650,000. The purchase consideration was settled through the issuance of shareholder loans to the value of £48,532,000 and cash of £5,118,000.

Under UK GAAP, the transaction was accounted for as a business combination; goodwill of £39,105,000 was recognized as part of the transaction, on the basis that 100% of OLDCO had been sold to NEWCO at fair value.

Under US GAAP, Emerging Issues Task Force Abstract Issue No. 88-16, Basis in Leveraged Buyout Transactions (“EITF 88-16”) requires that before applying purchase accounting, one should consider whether a change in control has occurred, and therefore whether a change in accounting basis is appropriate. Under EITF 88-16, this transaction was assessed as being a financial restructuring-recapitalization, with a change in shareholding between management shareholders that did not hold a controlling interest. Consequently, for US GAAP purposes the,assets and liabilities should be carried forward on predecessor basis. No goodwill arises.

This adjustment:

•	therefore eliminates the goodwill recognized under UK GAAP and instead reflects the excess of purchase price over predecessor basis (book value) of net assets acquired, as a reduction of shareholders’ equity; and

•	reverses the UK GAAP goodwill amortization.

(b)	Derivative financial instruments and hedging

The Group has historically entered into foreign exchange forward contracts to hedge its exposure to fluctuations in foreign currency rates primarily on the import of stock.

Under UK GAAP, there is no authoritative literature regarding the recognition and measurement of derivative instruments other than in the financial sector. The Group applied hedge accounting, for UK GAAP purposes, as follows: For a forward contract to be treated as a hedge the instrument must be related to actual foreign currency assets or liabilities or to a probable commitment. It must involve the same currencies or similar currencies as the hedged item and must also reduce the risk of foreign exchange movements on the group’s operations. Gains and losses arising on these contracts are only recognised in the profit and loss account when the hedged transaction itself has been reflected in the Group’s accounts.

Under US GAAP, hedge accounting is permitted only for certain hedging instruments and hedged items, only if the hedging relationship is highly effective and only prospectively from the date a hedging relationship is documented formally.

The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

23.	RECONCILIATION TO US GAAP (cont’d)

•	For a derivative designated as hedging the exposure to changes in the fair value of a recognized asset or liability or a firm commitment (referred to as a fair value hedge), the gain or loss is recognized in earnings in the period of change together with the offsetting loss or gain on the hedged item attributable to the risk being hedged. The effect of that accounting is to reflect in earnings the extent to which the hedge is not effective in achieving offsetting changes in fair value.

•	For a derivative designated as hedging the exposure to variable cash flows of a forecasted transaction (referred to as a cash flow hedge), the effective portion of the derivative’s gain or loss is initially reported as a component of other comprehensive income (outside earnings) and subsequently reclassified into earnings when the forecasted transaction affects earnings. The ineffective portion of the gain or loss is reported in earnings immediately.

The Group did not qualify for the application of hedge accounting under US GAAP in respect of its derivatives, as it did not meet the criteria of formally documenting the hedging relationship or evaluating effectiveness of the hedge.

US GAAP requires that all derivative instruments be recorded in the balance sheet as either an asset or liability measured at fair value and that changes in fair value be recognised currently in earnings, when specific hedge accounting criteria are not met.

This adjustment recognizes under US GAAP all derivatives on the balance sheet, and records the movement in fair values between the opening and closing balance sheet in the income statement.

This adjustment also reverses the effect of hedge accounting under UK GAAP on stock, which does not qualify for hedge accounting under US GAAP.

(c)	Vacation pay accrual

Under UK GAAP, there is no requirement to accrue for vacation pay or other compensated absences during the same accounting period.

Under US GAAP, in accordance with Statements of Financial Accounting Standards No. 43, ‘Accounting for compensated absences’, an employer should accrue a liability for employees’ compensation for future absences if all of the following conditions are met:

•	the employer’s obligation relating to employees’ rights to receive compensation for future absences is attributable to employees’ services already rendered;

•	the obligation relates to rights that vest or accumulate;

•	payment of the compensation is probable; and

•	the amount can be reasonably estimated.

This adjustment recognizes under US GAAP, the vacation accrual at the balance sheet date as well as the effect on net income of the movement therein for the year.

(d)	Deferred taxation

This represents the tax effect of the US GAAP adjustments based on the enacted tax rate of 30%.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

23.	RECONCILIATION TO US GAAP (cont’d)

(e)	Employee stock compensation

Under UK GAAP, the accounting rules related to stock compensation are largely contained within UITF Abstract 17 ‘Employee share schemes’ and UITF Abstract 13 ‘Accounting for ESOP trusts’.

Abstract 17 addresses the debit, or charge, to the profit and loss account. It requires that the market price of the shares on grant date less the exercise price of the share benefits to be expensed over the period of performance. Under UK GAAP there is no authoritative literature or guidance addressing stock compensation or the determination of market price in the context of privately held companies.

Under US GAAP, companies may elect to follow the accounting prescribed by either Accounting Principles Board Opinion 25, “Accounting for Stock Issued to Employees,” (APB 25) or SFAS No. 123, “Accounting for Stock Based Compensation” (SFAS 123) as amended by SFAS No. 148 Accounting for Stock Based Compensation – Transition and Disclosure. Compensation is recorded for the cost of providing the stock options or share awards to the employee over the relevant service period. The costs can be determined based on either the intrinsic value method (APB 25) or the fair value method (SFAS 123). The Group has elected to follow the accounting prescribed under APB 25.

Under the intrinsic value method, compensation for services that a corporation receives as consideration for stock issued through employee stock option, purchase, and award plans should be measured by the quoted market price of the stock at the measurement date less the amount, if any, that the employee is required to pay. If a quoted market price is unavailable, the best estimate of the market value of the stock should be used to measure compensation.

US GAAP is more prescriptive in its guidance on how to determine the best estimate of market value for the purposes of accounting for stock compensation in a private company, including the recently issued AICPA Practice Aid, Valuation of Privately-Held-Company Equity Securities Issued as Compensation.

Consequently, the reconciliation includes a difference in this area between US GAAP and reported UK GAAP.

Other differences between UK GAAP and US GAAP not affecting the determination of shareholders’ equity or net income for the period presented.

Revenue Recognition

Under UK GAAP, turnover represents the invoiced value of goods and services supplied by the Group net of value added tax and trade discounts.

US GAAP has a number of specific pronouncements relating to aspects of revenue recognition in general.

The SEC Staff has issued Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements” (“SAB 101”) as amended by SAB 104. Under SAB 101 revenue is recognised when the following four criteria are all met:

(i)	persuasive evidence of an arrangement exists,

(ii)	delivery has occurred or services have been rendered,

(iii)	the sales price to the buyer is fixed or determinable, and

(iv)	collectibility is reasonably assured.

NOTES TO THE ACCOUNTS YEAR ENDED JUNE 30, 2004

23.	RECONCILIATION TO US GAAP (cont’d)

Under UK GAAP, settlement discounts and retrospective turnover rebates are debited to cost of sales.

Under US GAAP, in accordance with EITF 01-9 Accounting for Consideration Given by a Vendor to a Customer (Including a Reseller of the Vendor’s Products), settlement discounts and turnover rebates should be characterized as a reduction of revenue, and not as cost of sales or finance costs.

The treatment of settlement discounts and retrospective turnover rebates gives rise to a classification difference between UK GAAP and US GAAP. There is however, no impact on the calculation of net income under US GAAP.

The Group has no material GAAP differences with respect to the timing of revenue recognition.

Stock

Under UK GAAP, stock is valued at the lower of cost or net realizable value. Under US GAAP, inventory is valued at the lower of cost and market value. No material difference results.

Lease classification

Under UK GAAP, a lease is classified as a finance lease if the risks and rewards of ownership lie with the lessee. There is a rebuttable presumption that if the present value of the minimum lease payments discounted at the interest rate implicit in the lease is greater than 90 percent of the fair value of the asset at the inception of the lease then the risks and rewards of ownership have passed to the lessee.

Under US GAAP, if any one of the following four criteria applies to a lease agreement, then the lease must be classified as capital by the lessee:

(a)	The lease transfers ownership of the leased assets to the lessee at the end of the lease term.

(b)	The lease contains a bargain purchase option.

(c)	The lease term is greater than or equal to 75 percent of the economic useful life of the leased asset.

(d)	The present value of the minimum lease payments is greater than or equal to 90 percent of the fair value of the leased asset.

The Group has no material GAAP difference in this respect

Discontinued Operations

The profit and loss account under UK GAAP shows the Group’s US operations as a discontinued activity in accordance with FRS No 3, ‘Reporting Financial Performance’. Under US GAAP, the Group’s US operations do not qualify as a discontinued operation in accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long -Lived Assets, as the Group does not meet the criteria that ‘the entity will not have any significant continuing involvement in the operations of the component after the disposal transaction’ nor did the US operations meet the criteria for being classified as held for sale in the period. This GAAP difference is a disclosure difference and does not have an impact on net income or shareholders’ equity.

OXFORD INDUSTRIES, INC

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On July 30, 2004, Oxford Industries, Inc. completed its previously announced acquisition of Ben Sherman Limited. The purchase price was approximately $145 million plus transaction costs. The purchase price was funded by cash on hand, a draw on our senior revolver cash on hand, and seller financed notes.

This unaudited pro forma information should be read in conjunction with the consolidated financial statements of Oxford Industries, Inc. included in our annual report filed on Form 10-K for the year ended May 28, 2004 and our quarterly report filed on Form 10-Q for the three months ended August 27, 2004 filed on October 6, 2004. In addition, this pro forma information should be read in conjunction with the financial statements for Ben Sherman Limited for the year ended June 30, 2004, included within this report which are presented in pounds sterling and prepared in accordance with accounting principles generally accepted in the United Kingdom.

The following unaudited pro forma statement of earnings for the year ended May 28, 2004 has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the July 30, 2004 acquisition of Ben Sherman Limited as if the transaction occurred on May 31, 2003. Such pro forma statement of earnings combines the results of operations of Oxford Industries, Inc. for the year ended May 28, 2004 with the results of operations of Ben Sherman Limited for the year ended June 30, 2004. Such information has been converted from pounds sterling to U.S. dollars. Adjustments to apply accounting principles generally accepted in the United States for differences from accounting principles generally accepted in the United Kingdom are also reflected. Additionally, the pro forma statement of earnings is also adjusted to reflect the results of operations for Viewpoint International, Inc. (Tommy Bahama) as if the June 13, 2003 acquisition (as previously disclosed) had occurred on May 31, 2003.

The following unaudited pro forma statement of earnings for the three months ended August 27, 2004 has been prepared in accordance with accounting principles generally accepted in the United States to give effect to the July 30, 2004 acquisition of Ben Sherman Limited as if the transaction occurred on May 31, 2003. Such pro forma statement of earnings combines the results of operations of Oxford Industries, Inc. for the quarter ended August 27, 2004 with the results of operations of Ben Sherman Limited for the portion of such quarter that Ben Sherman was not owned by Oxford Industries, Inc. (May 29, 2004 through July 30, 2004) converted from pounds sterling to U.S. dollars. Adjustments to apply accounting principles generally accepted in the United States for differences from accounting principles generally accepted in the United Kingdom are also reflected.

No pro forma balance sheet or schedule of allocation of purchase price has been presented as the effect of the acquisition of Ben Sherman Limited has been reflected in the consolidated balance sheet of Oxford Industries, Inc. as of August 27, 2004, which is included in the Company’s Form 10-Q for the three months ended August 27, 2004. Additional analysis will be required to determine the fair value of acquired assets and liabilities as reflected in the August 27, 2004 balance sheet. Thus, the purchase price allocation may be adjusted in the future upon finalization of the preliminary estimates.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Ben Sherman Limited been consummated as of the dates specified above.

Unaudited Pro Forma Combined Statement of Earnings
Year Ended May 28, 2004

	(1)	(2)	(3)		(4)		(5) (I)
	Oxford	Ben			Pro Forma/		Pro Forma/
	Industries	Sherman			Purchase		Purchase		Pro Forma
	Historical	Historical	UK to		Accounting		Accounting		Combined
	Year Ended	Year Ended	U.S. GAAP		Adjustments		Adjustments		Year Ended
	May 28, 2004	June 30, 2004	Adjustments		B Sherman		T Bahama		May 28, 2004
Net Sales	$1,116,552	$151,240	$(3,056	) (A)	$—		$11,732		$1,276,468
Cost of Goods Sold	776,108	87,943	(338	) (B)	—		5,497		869,210

Gross Profit	340,444	63,297	(2,718)		—		6,235		407,258
Selling, general and administrative	251,836	49,254	(1,297	) (C)	—		5,261		305,054
Amortization of intangibles	6,709	3,465	(3,465	) (D)	3,628	(F)	—		10,337

	285,545	52,719	(4,762)		3,628		5,261		315,391
Royalties and other operating income	5,114	4,552	—		—		203		9,869

Operating income	87,013	15,130	2,044		(3,628)		1,177		101,736
Interest expense, net	23,913	4,407	—		5,017	(G)	236		33,573

Earnings before income taxes	63,100	10,723	2,044		(8,645)		941		68,163
Income taxes	23,384	4,078	(144	) (E)	(2,174	) (H)	358		25,502

Net earnings	$39,716	$6,645	$2,188		$(6,471)		$583		$42,661

Pro Forma earnings per share
Basic	$2.47								$2.64
Diluted	$2.38								$2.55
Pro Forma shares outstanding
Basic	16,099,851						29,862	(J)	16,129,713
Diluted	16,698,744						29,862	(J)	16,728,606

See accompanying notes to Unaudited Pro Forma Combined Statements of Earnings.

Unaudited Pro Forma Combined Statement of Earnings
Quarter Ended August 27, 2004

	(6)	(7)
	Oxford
	Industries			Pro Forma
	Historical			Combined
	Quarter Ended	Pro Forma		Quarter Ended
	August 27, 2004	Adjustments		August 27, 2004
Net Sales	$264,790	$30,480	(K)	$295,270
Cost of Goods Sold	179,868	19,846	(K)	199,714

Gross Profit	84,922	10,634		95,556
Selling, general and administrative	67,554	6,528	(K)	74,082
Amortization of intangibles	1,712	604	(K)	2,316

	69,266	7,132		76,398
Royalties and other operating income	1,753	941	(K)	2,694

Operating income	17,409	4,443		21,852
Interest expense, net	7,921	520	(L)	8,441

Earnings before income taxes	9,488	3,923		13,411
Income taxes	3,320	1,139	(M)	4,459

Net earnings	$6,168	$2,784		$8,952

Pro Forma earnings per share
Basic	$0.37			$0.54
Diluted	$0.36			$0.52
Pro Forma shares outstanding
Basic	16,712,800			16,712,800
Diluted	17,203,323			17,203,323

See accompanying notes to Unaudited Pro Forma Combined Statements of Earnings.

OXFORD INDUSTRIES, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED STATEMENTS OF EARNINGS

NOTE 1. PRO FORMA STATEMENTS

The following are descriptions of the various columns of data, labeled (1) through (7), which have been reflected in the accompanying Unaudited Pro Forma Combined Statements of Earnings.

Year Ended May 28, 2004 — Unaudited Pro Forma Combined Statement of Earnings

1.	Represents Oxford Industries, Inc.’s (Oxford’s) historical financial statements as previously reported.

2.	Represents Ben Sherman Limited’s financial statements, reported in pounds sterling and in accordance with accounting principles generally accepted in the United Kingdom included elsewhere in this report, classified in conformity with Oxford’s presentation and converted to U. S. dollars at an average exchange rate of $1.75 per £1.00.

3.	Represents adjustments from accounting principles generally accepted in the United Kingdom to generally accepted accounting principles in the United States (“US GAAP”).

4.	Represents pro forma and purchase accounting adjustments relating to the Ben Sherman acquisition as if the acquisition had occurred on May 31, 2003.

5.	Pro forma adjustments for the results of operations of Tommy Bahama for the period from May 31, 2003 through June 13, 2003 (prior to the acquisition of Viewpoint International, Inc. on June 13, 2003).

Quarter Ended August 27, 2004 — Unaudited Pro Forma Combined Statement of Earnings

6.	Represents Oxford Industries, Inc.’s historical financial statements as previously reported.

7.	Represents pro forma and purchase accounting adjustments relating to the Ben Sherman acquisition as if the acquisition had occurred on May 29, 2004.

NOTE 2. PRO FORMA ADJUSTMENTS

The following are descriptions for adjustments to apply accounting principles generally accepted in the United States for differences from accounting principles generally accepted in the United Kingdom, pro forma purchase accounting and other acquisition related adjustments which have been presented in the accompanying Unaudited Pro Forma Combined Statements of Earnings:

Year Ended May 28, 2004 — Unaudited Pro Forma Combined Statements of Earnings

(A)	Adjustment to reclassify customer discounts from SG&A to Net Sales.

(B)	Adjustment to write-down inventory to reverse hedge accounting on foreign exchange contracts.

(C)	Adjustments to record reclassification of customer discounts from SG&A to Net Sales, mark to market with respect to forward exchange contracts, record accrued vacation and record stock based compensation.

(D)	Eliminate amortization of goodwill.

(E)	Tax effect of adjustments, excluding nondeductible stock based compensation and goodwill amortization, has been calculated based on Ben Sherman’s statutory rate of 30.0%.

(F)	Pro forma adjustment to record amortization of intangible assets.

(G)	Pro forma adjustment to reverse interest on Ben Sherman’s debt repaid in connection with the acquisition and to record interest on Oxford’s acquisition debt.

(H)	Tax effect of adjustments excluding amortization of intangible assets has been calculated based on Ben Sherman’s statutory rate of 30.0% and Oxford’s statutory rate of 37.1%.

(I)	Pro forma adjustments related to the Oxford acquisition of Tommy Bahama on June 13, 2003 as if the acquisition had occurred on May 31, 2003.

(J)	Reflects the dilution of shares issued in connection with the Tommy Bahama acquisition.

Quarter Ended August 27, 2004 — Unaudited Pro Forma Combined Statement of Earnings

(K)	Ben Sherman results of operations for the months of June and July 2004 (prior to acquisition) adjusted to US GAAP.

(L)	Pro forma adjustment to reverse interest on Ben Sherman’s debt repaid in connection with the acquisition and to record interest on Oxford’s acquisition debt.

(M)	Tax effect of pro forma adjustments has been calculated based on Ben Sherman’s statutory rate of 30.0% and Oxford’s statutory rate of 37.1%.